UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2020

VGRAB COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA, CANADA	000-54800	99-0364150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

#820 - 1130 West Pender Street Vancouver, BC		V6E 4A4
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(604) 648-0510

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 6, 2020, VGrab Communications Inc. (the “Company”) entered into debt settlement agreements (the “Agreements”) with Mr. Lim Hun Beng, the Company’s CEO, President and the majority shareholder, Mr. Liong Fook Weng, the Company’s CFO, and Mr. Ong See Ming, the Company’s Director (together referred here as the “Debt Holders”), whereby the Company proposed and the Debt Holders agreed to convert a total of USD$640,830 owed to the Debt Holders into 1,780,084 restricted common shares (“the Shares”) of the Company at $0.36 per share.

The shares were issued pursuant to the provisions of Regulation S of the United States Securities Act of 1933, as amended (the “Act”). The subscribers represented that they were not a “U.S. Persons” as that term is defined in Rule 902(k) of Regulation S promulgated under the Act, as amended, and that they were “accredited investors” as that term is defined under National Instrument 45-106 -Prospectus and Registration Exemptions.

The above does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities in the United States. The securities have not been registered under the Act and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

As more fully described under Item 1.01 of this Form 8-K, on October 6, 2020, pursuant to the debt settlement agreements with the Debt Holders, the Company issued to the Debt Holders a total of 1,780,084 common shares of the Company. The shares were issued pursuant to the provisions of Regulation S of the United States Securities Act of 1933, as amended (the “Act”) based on the representations received from the Debt Holders that they were not residents of the United States and were otherwise not “U.S. Persons” as that term is defined in Rule 902(k) of Regulation S of the Act.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits

Exhibit Number	Description of Exhibit

10.1	Debt Settlement Agreement between Mr. Lim Hun Beng and VGrab Communications Inc. dated October 6, 2020.
10.2	Debt Settlement Agreement between Mr. Liong Fook Weng and VGrab Communications Inc. dated October 6, 2020.
10.3	Debt Settlement Agreement between Mr. Ong See Ming and VGrab Communications Inc. dated October 6, 2020.
99.1	News Release dated October 9, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VGRAB COMMUNICATIONS INC.

Date: October 9, 2020

By: /s/ Lim Hun Beng
Lim Hun Beng
Chief Executive Officer
and President